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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  July 22, 1998


                        ANDREA ELECTRONICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



         New York                  1-4324                11-0482020
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)           File Number)          Identification No.)


       11-40 45th Road, Long Island City, New York          11101
       (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (718) 729-8500


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On July 28, 1998, Andrea Electronics Corporation (the "Registrant") released financial information with respect to the three and six month periods ended June 30, 1998. A copy of this press release containing such financial information is attached as Exhibit 99.1 to this Report. On July 22, 1998, the Registrant issued a press release relating to the sale of its 6% Convertible Notes due June 10, 2000. A copy of this press release is attached as Exhibit
99.2 to this Report.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:
     Exhibit
     Number                Description
     ------                -----------

       99.1        Press release dated July 28, 1998

       99.2        Press release dated July 22, 1998



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 1998             ANDREA ELECTRONICS CORPORATION
                                   ------------------------------
                                        (Registrant)



                                   /s/ Patrick D. Pilch
                                   --------------------
                                   Patrick D. Pilch
                                   Executive Vice President,
                                     Chief Financial Officer


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